RESCISSION AGREEMENT

This  RESCISSION AGREEMENT  (this  “Agreement”),  dated  as  of  April  8,  2013,  is  by  and among  IGX GLOBAL INC., a  New  Jersey  corporation  (“IGX  NJ”),  THOMAS DUFFY,  (“Duffy”),

IGXGLOBAL  CORP.,  a  Delaware  corporation  (“IGX  DE”)  and   IGAMBIT  INC.,  a  Delaware

corporation  (“iGambit”).   IGX  NJ,  Duffy,  IGX  DE  and  iGambit  collectively  referred  to  herein as “Parties” and each a “Party”.

WHEREAS, IGX NJ, Duffy,  IGX DE  and iGambit  are parties to  a certain  Asset  and  Stock

Purchase  Agreement  dated  as  of  December  28,  2012  (as  amended  and  in  effect,  the  “Purchase

Agreement”)  pursuant  to  which  (a)  IGX  DE  purchased  from  IGX  NJ  substantially  all  of  the assets  of  IGX  NJ  (the  assets  so  purchased  being  the  “IGX  NJ  Assets”)  and  (b)  IGX  DE purchased  from  Duffy  the  entire  issued  share  capital  of  IGXGlobal  UK  Limited  (“IGX  UK”),

being 1 ordinary share of £1.00 (the “IGX UK Shares”); and

WHEREAS,  pursuant  to  the  terms  and  conditions  of  this  Agreement,  the  Parties  desire  to cancel,  rescind  and  render  null  and  void,  ab  initio,  the  Purchase  Agreement,  and  all  other documents, instruments, securities and other certificates executed or delivered in connection with

the   transactions   described   by   the   Purchase   Agreement,   including   without   limitation   those

documents, instruments, securities  and other  certificates listed on  Schedule I  hereto (collectively with the Purchase Agreement, the “Purchase Documents”);

NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  and  promises  set  forth herein,  and  for  other  good  and  valuable  consideration,  the  receipt  and  sufficiency  of  which  are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.

Rescission.    Effective  upon  the  Effective  Time  (as  defined  in  Section  2  below),  the

Parties shall, and effective upon the Effective  Time hereby do, (a) cancel  and rescind  each  of the

Purchase  Documents,  and  the  transactions  contemplated  therein,  and  (b)  declare  each  of  the

Purchase  Documents,  and  the  transaction  contemplated  therein,  null  and  void,  ab  initio  for  all

purposes,  including,   without   limitation,   tax   purposes   (collectively,   the   “Rescission”).     The

Parties  hereby  acknowledge  and  agree  that,  as  a  result  of  the  Rescission,  each  party  shall  be  in the  same  position  it  was  in  in  immediately  prior  to  the  consummation  of  the  transactions contemplated  by  the  Purchase  Documents,  in  every  respect  other  than  as  otherwise  expressly contemplated by this Agreement.

2.

Effectiveness.   Subject to Section 6, the Rescission shall be effective at the time and date

(the  “Effective  Time”)  that  all  conditions  to  the  obligations  of  the  Parties  to  consummate  the

Rescission set forth in Sections 3(a) and (b) below have been satisfied or waived.

3.

Conditions.

(a)

Conditions to  Obligations of IGX NJ and Duffy.   All  obligations of IGX NJ and

Duffy  to  effect  the  Rescission  are  subject  to  the  fulfillment  (or  waiver  by  IGX  NJ  and  Duffy,

except as otherwise provided, and subject to, Section 3(c) below) of the following conditions:

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(i)

IGX  DE  and  iGambit  shall  have  performed  in  all  material  respects  all obligations respectively required under this Agreement by them; and

(ii)

Each   of   IGX   DE   and   iGambit   shall   have   delivered   or   caused   to   be

delivered each of the following:

(A)

A  Certificate  of  the  Secretary  of  each  of  IGX  DE  and  iGambit showing the signatures of those officers of IGX DE and iGambit, respectively, authorized to sign

on   behalf   of   IGX   DE   and   iGambit   this   Agreement   and   all   other   documents,   instruments,

securities   and   other   certificates   executed   or   delivered   in   connection   with   the   transactions

described  by  this  Agreement  (collectively  with  this  Agreement,  the  “Rescission  Documents”)

and certifying that  said  signatures  are  the  signatures  of  said authorized officers,  which  certificate shall be delivered to IGX NJ and Duffy concurrently with the execution of this Agreement;

(B)

Resolutions  of  the  shareholders  (if  necessary)  and  the  directors  of each  of  IGX  DE  and  iGambit  certified  by  the  Secretary  of  each  of  IGX  DE  and  iGambit  as having  been  duly  and  validly  adopted  and  as  being  in  full  force  and  effect  on  the  date  hereof,

authorizing  the  execution  and  delivery  by  each  of  IGX  DE  and  iGambit  of  this  Agreement  and other  Rescission  Documents,  and  authorizing  the  performance  by  IGX  DE  and  iGambit  of  the transactions contemplated hereby and thereby, which certificate shall be delivered to IGX NJ and

Duffy concurrently with the execution of this Agreement;

(C)

For    avoidance    of    doubt,    notwithstanding   the    fact    that    the

transactions contemplated herein shall be a rescission of the Purchase Documents:

(1)

a  Bill  of  Sale  and  Assignment,  in  form  attached  hereto  as

Exhibit A, executed by IGX DE (the “Rescission Bill of Sale”);

(2)

an   Assignment   and   Assumption   Agreement,   in   form

attached   hereto   as   Exhibit   B,   executed   by  IGX   DE   (the   “Rescission   Assignment-

Assumption Agreement”); and

(3)

an  Assignment  and  Assumption  of  Lease,  in  form  attached hereto  as  Exhibit  C,  executed  by  IGX  DE,  and  the  consent  of  the  landlord  under  such

applicable   lease   to   such   assignment   (the   “Rescission   Assignment-Assumption   of

Lease”); and

(D)

an  Assignment  and  Assumption  of  Employment  Agreement,  in

form   attached   hereto   as   Exhibit   D,   executed   by   iGambit,   pursuant   to   which   that   certain

Employment  Agreement  between  iGambit  and  Robin  Mayo  is  assigned  to  IGX  NJ  (the  “Mayo

Assignment-Assumption Agreement”); and

(E)

One or more share  certificates  representing the  IGX UK Shares  (or an  appropriate  indemnity  if  such  certificate  has  been  lost)  for  cancellation  by  IGX  UK,  together with  a  stock  transfer  form  in  respect  of  the  same  in  favor  of  IGX  NJ  executed  by  IGX  DE  (the

“IGX UK Share Transfer Documents”); and

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(iii)      IGX   NJ   and/or   Duffy   shall   have   secured   adequate   financing   (the

“Financing”)  in  an  aggregate  amount  equal  or  exceeding  the  sum  of:    (a)  the  Initial  iGambit

Payment  (as  defined  in  Section  3(b)(iii)  below);  (b)  the  amount  necessary  to  fully  repay  the indebtedness  (the  “Keltic  Debt”)  of  iGambit  and  IGX  DE  to  Keltic  Financial  Partners  II,  LP

(“Keltic”)  under  the  Loan  and  Security  Agreement  dated  December  31,  2012  by  and  between

Keltic Financial Services  II LLP and IGXGLOBAL Corp. (collectively with all other documents,

instruments,  securities  and  other  certificates  executed  or  delivered  in  connection  with  the  Keltic

Debt,  the  “Keltic  Debt  Documents”);  (c)  any  outstanding  audit  fees  due  and  owing  from

iGambit  to  Fiondella,  Milone  &  LaSaracina  LLP  relating  to  IGX  NJ,  which  the  Parties  hereby acknowledge to be $75,000.00 (the “Audit Fees”); (d) up to $95,000 of fees due and owing from

iGambit  to  Frontrunner  (the  “Frontrunner  Fees”);  and  (e)  up  to  $10,500  of  fees  due  and  owing from iGambit to MK Appraisal Group for appraisal services (the “Appraisal Fees”); and

(iv)

A   payoff   letter   (the   “Keltic   Payoff   Letter”)   in   a   form   reasonably

acceptable  to  IGX  NJ  and  Duffy pursuant  to  which  (A)  Keltic  provides  amount  to  repay,  in  full,

the  Keltic  Debt  (and  per  diem),  and  (B)  upon  such  repayment,  (x)  all  Parties  shall  be  released from  any  obligations  under  the  Keltic  Debt  Documents,  (y)  all  Keltic  Debt  Documents  shall  be terminated  and  no  force  or  effect  and  (z)  any  and  all  liens,  encumbrances  and  security  interests held  by  Keltic  against  any  IGX  NJ  Assets  or  IGX  UK  Shares  shall  be  terminated  and  released,

and all Parties shall be authorized to file such necessary UCC termination statements to effect the same; and

(v)

iGambit  and/or  IGX  DE  shall  have  delivered  to  IGX  NJ  and  Duffy  true and  accurate  copies  of  all  invoices  evidencing  the  Audit  Fees,  Frontrunner  Fees  and  Appraisal

Fees.

(b)

Conditions  to  Obligations  of  IGX DE  and  iGambit.   All  obligations  of  IGX  DE

and  iGambit  to  effect  the  Rescission  are  subject  to  the  fulfillment  (or  waiver  by  IGX  DE  and

iGambit,  except  as  otherwise  provided,  and  subject  to,  Section  3(c)  below)  of  the  following conditions:

(i)

IGX   NJ   and   Duffy   shall   have   performed   in   all   material   respects   all

obligations respectively required under this Agreement by them; and

(ii)

Each  of  IGX  NJ  and  Duffy  shall  deliver  or  cause  to  be  delivered  each  of the following:

(A)

A Certificate of the  Secretary of  IGX NJ  showing the signatures  of those  officers  of  IGX  NJ  authorized  to  sign  on  behalf  of  IGX  NJ  this  Agreement  and  all  other

Rescission  Documents  and  certifying  that  said  signatures  are  the  signatures  of  said  authorized officers,  which  certificate  shall  be  delivered  to  iGambit  concurrently  with  the  execution  of  this

Agreement;

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(B)

Resolutions  of  the  shareholders  (if  necessary)  and  the  directors  of each  of  IGX  NJ  certified  by  the  Secretary  of  IGX  NJ  as  having  been  duly  and  validly  adopted and as  being in full force  and effect on the date hereof, authorizing the execution and delivery by

each   of   IGX   NJ   of   this   Agreement  and   other   Rescission   Documents,   and   authorizing  the

performance  by  IGX  NJ  of  the  transactions  contemplated  hereby  and  thereby,  which  certificate shall be delivered to iGambit concurrently with the execution of this Agreement;

(C)

For    avoidance    of    doubt,    notwithstanding   the    fact    that    the

transactions contemplated herein shall be a rescission of the Purchase Documents:

(1)

the      Rescission      Assignment-Assumption      Agreement,

executed by IGX NJ; and

(2)

the  Rescission  Assignment-Assumption  of  Lease,  executed

by   IGX   NJ,   and   the   consent   of   the   landlord   under   such   applicable   lease   to   such

assignment; and

(D)

the  Mayo  Assignment-Assumption  Agreement,  executed  by  IGX

NJ;

(E)

A  release  by  Keltic  of  IGX  DE  and  iGambit  from  any  obligations and/or liabilities under the Keltic Debt Documents; and

(F)

Copies  of  all  Tax  Returns  (as  defined  by  the  Purchase  Agreement)

and evidence of tax  payments for the  period January 1, 2013 until  the Effective Time (as defined in Section 2); and

(iii)      iGambit  shall  have  received  by  wire  transfer  to  a  designated  account  of

iGambit  the  sum  of  $275,000  (the  “Initial  iGambit  Payment”),  which  shall  be  paid  via  the

Deposit  (as  defined  in  Section  7)  and,  after  payment  of  the  Keltic  Debt  pursuant  to  Section

3(b)(v) below, Escrow Funds (as defined in Section 7); and

(iv)

IGX  NJ  and/or  Duffy  shall  have  remitted  payment  of,  or  iGambit  shall have  received  written  releases  from  the  applicable  vendor  from  any  obligations  or  liabilities  for

(x)   the   Audit   Fees   to   Fiondella,   Milone   &   LaSaracina   LLP,   (y)   the   Frontrunner   Fees   to

Frontrunner,  and  (z)  the  Appraisal  Fees  to  MK  Appraisal  Group;  provided  that,  in  each  case,

IGX  DE  and/or  iGambit  shall  have  delivered  to  IGX  NJ  and  Duffy  true  and  accurate  copies  of invoices for such fees from the applicable vendor, as contemplated by Section 3(a)(iv); and

(v)

IGX  NJ  and/or  Duffy  shall  have  remitted  payment  of  the  Keltic  Debt pursuant to the terms of the Keltic Payoff Letter; and

(vi)

Duffy  shall  have  withdrawn  his  Notice  of  Default;  Reservation  of  Rights

to iGambit  dated  March  13, 2013 and Duffy shall receive no interest  installment payments under the Promissory Note dated December 31, 2012 made  by iGambit  to Duffy until Rescission under this Agreement is effective.

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(c)

Notwithstanding  any  contrary  provision  of  this  Agreement,  the  Parties  hereby acknowledge  and  agree  that  the  effectiveness  of  the  Rescission  is  conditioned  upon,  and  the

Rescission shall not  occur, unless and  until:   (i) the  Keltic  Payoff Letter is  delivered to the Parties pursuant  to  which  (A)  Keltic  provides  amount  to  repay,  in  full,  the  Keltic  Debt  (and  per  diem),

and  (B)  upon  such  repayment,  (x)  all  Parties  shall  be  released  from  any  obligations  under  the

Keltic  Debt  Documents  other  than  those  continuing  obligations  that  survive  termination  of  the

Keltic  Debt  Documents  as  provided  in  the  Keltic  Payoff  Letter,  (y)  all  Keltic  Debt  Documents

shall  be  terminated  and  no  force  or  effect  other  than  those  continuing  obligations  that  survive termination  of the  Keltic  Debt  Documents  as  provided  in  the  Keltic  Payoff  Letter  and  (z) any and all  liens,  encumbrances  and  security  interests  held  by  Keltic  against  any  IGX  NJ  Assets  or  IGX

UK  Shares  shall  be  terminated  and  released  other  than  those  liens  that  survive  termination  as provided  in  the  Keltic  Payoff  Letter,  and  all  Parties  shall  be  authorized  to  file  such  necessary

UCC  termination  statements  to  effect  the  same;  and  (ii)  IGX  NJ  and/or  Duffy shall  have  remitted

payment  of  the  Keltic  Debt  in  full  pursuant  to  the  terms  of  the  Keltic  Payoff  Letter.    The

foregoing  conditions  may  not  be  waived  by  either  Party  without  the  prior  written  consent  of

Keltic.

4.

Additional Consideration.

(a)

As   additional   consideration   for  iGambit’s   agreement   to   effect   the  Rescission,

commencing upon  the  Rescission,  IGX  NJ  shall  pay  and  deliver  to  iGambit  the  sum  of  $350,000

(the “Consideration Balance”) in equal monthly installments of $19,444.44 (the “Installments”)

on  or  before  the  ten  (10th)  business  day  of  each  calendar  month  commencing  with  the  first  full calendar month immediately following the Effective Time.

(b)

All  payments  hereunder  shall  be  made  by  check  to  iGambit  at  1050  W.  Jericho

Tpke.,  Suite  A,  Smithtown,  NY  11787,  or  by  wire  transfer  to  iGambit’s  bank  account(s),  such

bank  account  information  to  be  provided  to  IGX  NJ  by  iGambit.   Any  and  all  late  payments  of

Installments hereunder will  be subject to a late payment charge  from the date the amount  was due until  paid  in  full  at  a  rate  per  annum  equal  to  the  of  lesser  of  six  percent  (6%)  per  annum  or  the

maximum  interest  rate  permitted  by  law  that  may  be  charged  under  these  circumstances.   In  the

event  of  default  in  the  payment  of  any  of  the  Installments  or  said  interest  when  due  as  herein provided,  iGambit  may,  without  notice  or  demand,  declare  the  entire  Consideration  Balance  then unpaid immediately due and payable.

5.

Covenants; Representations and Warranties.

(a)

Consents  and  Approvals.    Each  Party  shall  use  its  reasonable  best  efforts  to obtain,  at  its own  expense,  those  authorizations,  consents, orders  and  approvals  of,  and  give  those notices to and make all  filings with, all  governmental authorities and other persons that  may be or become  necessary  or  advisable  for  the  performance  of  its  obligations  under  this  Agreement  and

the consummation of the  transactions contemplated hereby.   Each  Party shall  cooperate fully with

the  other  Parties  in  promptly  seeking  to  obtain  all  such  authorizations,  consents,  orders  and approvals,  giving  such  notices,  and  making  such  filings,  including,  but  not  limited  to,  providing all  such  information,  financial  or  otherwise,  reasonably  required  to  complete  filings  by  any  Party

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with  the  U.S.  Securities  and  Exchange  Commission,  the  Internal  Revenue  Service  and/or  other

governmental  regulators.   The  Parties  shall  not  take  any  action  that  is  reasonably  likely  to  have the  effect  of  unreasonably  delaying,  impairing  or  impeding  the  receipt  of  any  such  required authorizations, consents, orders or approvals.

(b)

Operation  of  Business.    From  the  date  hereof  through  the  Rescission,  IGX  DE

and  iGambit  covenant  and  agree  that  they  will:   (a)  use  their  commercially  reasonable  efforts  to

operate the business of IGX DE, IGX UK and the IGX NJ Assets (collectively, the “Business”) in all material respects in the ordinary course consistent with past practice of IGX DE,  IGX UK and,

prior  to  the  Purchase  Documents,  IGX  NJ;  (b)  promptly  notify  IGX  NJ  and  Duffy,  in  writing,  of any  material  development  with  respect  to  the  Business  or  any  of  the  IGX  NJ  Assets  or  IGX  UK

Shares; (c) not distribute, transfer, assign or sell any funds of IGX DE, IGX UK or the Business to

iGambit  or  any  other  person  without  the  prior  consent  of  Duffy;  and  (d)  Duffy,  as  President  of

IGX  DE,  will  promptly  notify  iGambit,  in  writing,  of  any  material  development  with  respect  to

IGX DE, the Business or any of the IGX NJ Assets or IGX UK Shares.

(c)

Inspection.   At  any  time  between  the  date  hereof  and  the  Rescission,  IGX  NJ  and

Duffy  shall  be  entitled,  through  its  employees  and  representatives,  to  enter  upon  and  make  such reasonable  investigation  of  the  IGX  NJ  Assets,  IGX  UK  Shares  and  the  Business,  and  to  make such  examination  of  the  books  and  records,  financial  condition  and  operations  of  the  IGX  NJ

Assets,  IGX  UK  Shares  and  the  Business  as  IGX  NJ  and/or  Duffy  may  reasonably  request,  and

IGX DE and iGambit will permit IGX NJ and Duffy to make copies thereof.

(d)

Publicity.    The  Parties  shall  cooperate  with  each  other  in  the  development  and

distribution   of   all   news   releases   and   other   public   disclosures   relating   to   the   transactions

contemplated by this Agreement.   None  of the Parties  shall  issue or make,  or allow to have issued or  made,  any press  release,  public  announcement  or  public  disclosure  concerning the  transactions

contemplated   by  this   Agreement   without   the  advance   approval  in   writing  of   the   form   and

substance thereof by the other Parties.

(e)

Exclusivity.    From  and  after  the  date  of  this  Agreement  until  the  earlier  of  the

Rescission  or  the  termination  of  this  Agreement,  neither  IGX  DE  nor  iGambit  shall,  directly  or

indirectly,   through   any   of   their   respective   representatives   or   otherwise,   initiate,   solicit   or

encourage  (including  by  way  of  furnishing  non-public  information  or  assistance),  or  enter  into negotiations  of  any  type,  directly  or  indirectly,  or  enter  into  a  confidentiality  agreement,  letter  of intent or purchase agreement,  merger agreement  or other similar agreement with any person other than  IGX  NJ  and/or  Duffy  with  respect  to  a  sale  of  all  or  any portion  of  the  IGX  NJ  Assets,  IGX

UK Shares  or Business, or a merger, consolidation, recapitalization, business combination, sale of all  or  any  portion  of  IGX  DE  or  IGX  UK,  or  the  liquidation  or  similar  extraordinary  transaction with respect IGX DE or IGX UK.

(f)

Confidentiality.   IGX  DE  and  iGambit  recognize  that  IGX NJ’s  business  interests require  the  fullest  practical  protection  and  confidential  treatment  of  all  information  not  generally known  within  the  relevant  trade  group  or  by  the  public,  including  all  documents,  writings,

memoranda,   business   plans,   illustrations,   designs,   plans,   processes,   programs,   inventions,

computer  software,  reports,  sources  of  supply,  customer  lists,  supplier  lists,  trade  secrets  and  all

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other  valuable  or  unique  information  and  techniques  acquired,  developed  or  used  by  any  of  IGX

DE,  IGX  UK  and/or  IGX  NJ  relating  to  their  businesses,  operations,  employees  and  customers

(hereinafter  collectively  termed  “Protected  Information”).    IGX  DE  and  iGambit  expressly

acknowledge   and   agree   that,   after   giving   effect   to   the   Rescission,   Protected   Information

constitutes   trade   secrets   and   confidential   and   proprietary   business   information   of   IGX   NJ.

Protected  Information  shall  not  include  information  which  is  or  becomes  part  of  the  public

domain  through  no  breach  of  this  Agreement  by  any  of  IGX  DE  or  iGambit.    IGX  DE  and

iGambit  acknowledge  that  Protected  Information  is  essential  to  the  success  of  Business,  and  it  is the  policy  of  IGX  NJ  to  maintain  as  secret  and  confidential  Protected  Information,  which  gives

IGX  NJ  a  competitive  advantage  over  those  who  do  not  know  the  Protected  Information  and  is expressly and implicitly protected by IGX NJ from unauthorized disclosure.  Accordingly, each of

IGX  DE  and  iGambit  agree,  and  agree  to  require  each  affiliate  controlled  by  IGX  DE  or  iGambit

(as  applicable),  to  hold  such  Protected  Information  in  a  fiduciary  capacity,  to  keep  secret  and  to treat  confidentially  and  not  to,  and  not  to  permit  any  other  person  to,  directly  or  indirectly,

appropriate,  divulge, disclose or otherwise disseminate to any other  person  nor use in  any manner for their, or any other person’s purposes or benefit any Protected Information, except to the extent that  disclosure  is  required  by  law;  provided,  however,  that  IGX  DE  or  iGambit  (as  applicable)

shall  provide  IGX  NJ  with  notice  as  far  in  advance  of  any required  disclosure  as  is  practicable  in order  for  IGX  NJ  to  obtain  an  order  or  other  assurance  that  any  information  required  to  be disclosed  will  be  treated  as  Protected  Information  and  IGX  DE  or  iGambit  (as  applicable)  shall use  all  reasonable  efforts  to  cooperate  with  IGX  NJ  in  connection  therewith  and  in  furtherance

thereof.   This  obligation  of  non-disclosure  of  information  shall  continue  to  exist  for  so  long  as such information remains Protected Information.

(g)

No  Disparagement.   Each  Party  agrees  that  it  will  not  in  any  way  disparage  the other  Party,  and/or  any  officer,  director,  agent,  representative,  employee,  parent,  subsidiary  or other  affiliate  thereof,  or  make  or  solicit  any comments,  statements,  or  the  like  to  the  media  or  to others  that  may  be  considered  to  be  derogatory  or  detrimental  to  the  good  name  or  business reputation of any of the aforementioned parties or entities.

(h)

Taxes  and  Tax Returns.   For the  period January 1, 2013 until  the Effective Time,

as  pertains  to  the  operations  of  IGX  DE:   (i)  IGX  NJ  and/or  Duffy have  collected  and  remitted  to the  appropriate  Governmental  Authority  (as  defined  by  the  Purchase  Agreement)  all  payroll,

quarterly  value  added  Tax  Returns,  sales  and  use  or  similar  Taxes  (as  defined  by  the  Purchase

Agreement)  required  to  have  been  collected,  including  any  interest  and  any  penalty,  addition  to

tax   or   additional   amount   unpaid,   and   has   been   furnished   properly   completed   exemption

certificates  for  all  exempt  transactions;  and  (ii)  IGX  NJ  and/or  Duffy  have  collected  and/or remitted  to  the  appropriate  Governmental  Authority  all  property  Taxes,  customs  duties,  fees,  and assessments  which  are  other  than  in  the  nature  of  income  taxes  or  charge  of  any  kind  whatsoever

(including  Taxes  assessed  to  real  property  and  water  and  sewer  rents  relating  thereto),  including

any interest  and  any penalty,  addition  to  tax  or additional  amount  unpaid.   Copies  of all  such  Tax

Returns  and  evidence  of  payments  for  the  period  January  1,  2013  until  the  Effective  Time  have been given to iGambit.

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(i)

Discontinuance   of   IGX   DE.     Subsequent   to   the   Effective   Time,   and   upon

iGambit’s   receipt   of   all   applicable   Tax   Returns   pursuant   to   Section   5(h)   above,   iGambit

acknowledges  and  agrees  that  iGambit  shall  file  a  Certificate  of  Dissolution  of  IGX  Global  Corp.

with  the  Delaware  Secretary  of  State;  provided  that,  if  iGambit  does  not  file  such  Certificate  of

Dissolution  upon  the  Effective  Time,  it  shall  nonetheless  file,  upon  the  Effective  Time,  with  the

Delaware  Secretary  of  State  such  necessary  documents  to  change  the  corporate  name  of  IGX

Global  Corp.  to  a  name  which  does  not  include  “IGX”  or  “IGX  Global”  or  derivations  thereof.

Notwithstanding  the  foregoing,  iGambit  may  maintain  the  corporate  name  of  IGX  Global  Corp.

so long as it is required to maintain the  Lockbox under and as defined by the Keltic Payoff Letter,

provided  that  it  shall  not  use  “IGX”  or  “IGX  Global”  in  any  commercial  manner  other  than maintaining such Lockbox.

(j)

Acknowledgment    of    Reimbursements.

IGX    DE    and    iGambit    hereby

acknowledge  and  agree  that,  previous  to  the  date  hereof,  IGX  DE  has  remitted  $130,000  in  cash to  iGambit,  which  iGambit  shall  apply  as  reimbursements  for  the  expenses  listed  on  Schedule  II hereto.

(k)

Financing.   IGX  NJ  and  Duffy  shall  use  their  best  efforts,  in  good  faith,  to  secure

Financing on or before April 30, 2013.  If by April 15, 2013, IGX NJ and Duffy have not received reasonably  acceptable  terms  of  Financing  with  a  financing  partner,  IGX  NJ  and  Duffy  agree  that

IGX  DE  and  iGambit  may  commence  continuation  of  the  audit  and  appraisal  of  IGX  NJ  and  the

2013  audit  of  IGX  DE  in  anticipation  and  preparation  of  potential  SEC  filings  that  may  be required should Rescission not occur;  provided, however, that  iGambit shall  be solely responsible for  any  and  all  fees,  costs  and/or  expenses  thereafter  incurred  in  connection  with  such  audit  and appraisal of IGX NJ and the 2013 audit of IGX DE.

(l)

Fees  and  Invoices.   iGambit  and/or  IGX  DE  hereby  represents  and  warrants  that the  invoices  delivered  to  IGX  NJ  and  Duffy  as  contemplated  by  Section  3(a)(v)  are  true  and accurate  copies  of  the  applicable  invoices  evidencing  the  Audit  Fees,  Frontrunner  Fees  and

Appraisal Fees.

(m)

Keltic  Debt.    Until  the  Effective  Time,  iGambit  shall  not  borrow  any  amounts

under,  nor  shall  it  amend  or  terminate  any  provisions  of,  the  Keltic  Debt  Documents.    The

foregoing  shall  not  prevent  IGX  DE  from  borrowing  funds  under  the  Keltic  Debt  Documents  in the  ordinary  course  of  its  business,  provided  that  any  such  borrowing  shall  require  the  prior approval of Duffy, whether as President of IGX DE or otherwise.

6.

Indemnifications; Releases.

(a)

Indemnification  of  IGX  DE  and  iGambit.   IGX  NJ  and  Duffy  hereby  covenant

and  agree  to  jointly  and  severally  indemnify  and  hold  harmless  IGX  DE  and  iGambit,  and  their respective  successors  and  assigns,  at  all  times  from  and  after  the  Effective  Time,  against  and  in respect  of  any and all demands, Claims (as defined by the Purchase Agreement),  causes of action,

administrative  orders  and  notices,  losses,  costs,  fines,  liabilities,  penalties,  interest,  damages  and expenses  (including, without limitation, reasonable attorney fees and  expenses), resulting from, in connection with or arising out of any:

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(i)

damage   or   loss   resulting   from   (A)   any   misrepresentation,   breach   of

warranty  or  breach  or  non-fulfillment  of  covenant  on  the  part  of  IGX  NJ  or  Duffy under  (x)  this

Agreement,  including,  but  not  limited  to,  IGX  NJ’s  and  Duffy’s  covenants  and  representations regarding  the  Taxes  and  Tax  Returns  as  set  forth  in  Section  5(h)  (entitled  “Taxes  and  Tax

Returns”), or (y)  any other  Rescission  Document,  or (B)  any inaccuracy or  misrepresentation  in or omission from any certificate or other  instrument  or document furnished  or to  be  furnished  by or on behalf of IGX NJ or Duffy at the Effective Time, or (C) any of IGX NJ or Duffy (or any of

their  respective  officers,  directors  or  shareholders)  asserts  any  Claim  against  any  of  iGambit  or

IGX  DE  (or  any  of  its  affiliates,  representatives,  officers,  directors  or  shareholders)  that  arises from any Released Claims (as defined in Section 6(c)(iii)); and

(ii)

all  Claims,  assessments,  judgments,  costs,  reasonable  attorneys’  fees  and expenses  of  any  nature  incident  to  any  liability  for  sales  Taxes  (x)  owing  from  IGX  NJ  at  any time  and/or  (y)  resulting  from  operations  of  IGX  DE  during  the  period  commencing  upon  the

Closing (as defined in the Purchase Agreement) and expiring at the Effective Time; and

(iii)      Claims,   assessments,   judgments,   costs,   reasonable   attorneys’   fees   and

expenses of any nature incident to any of the matters indemnified against pursuant to this Section

6(a), including,  without  limitation, all  such  costs  and  expenses  incurred  in  the  defense  thereof  or in the enforcement by IGX DE and/or iGambit of any rights hereunder.

(b)

Indemnification  of  IGX  NJ  and  Duffy.   IGX  DE  and  iGambit  hereby  covenant

and  agree  to  jointly  and  severally  indemnify  and  hold  harmless  IGX  NJ  and  Duffy,  and  their respective  successors,  heirs  and  assigns,  at  all  times  from  and  after  the  Effective  Time,  against and in respect of any and all demands, Claims, causes of action, administrative orders and notices,

losses,   costs,   fines,   liabilities,   penalties,   interest,   damages   and   expenses   (including,   without

limitation,  reasonable  attorney  fees  and  expenses),  resulting  from,  in  connection  with  or  arising out of any:

(i)

damage   or   loss   resulting   from   (A)   any   misrepresentation,   breach   of

warranty  or  breach  or  non-fulfillment  of  covenant  on  the  part  of  IGX  DE  or  iGambit  under  (x)

this    Agreement,    or    (y)    any    other    Rescission    Document,    or    (B)    any    inaccuracy    or

misrepresentation  in  or  omission  from  any  certificate  or  other  instrument  or  document  furnished or  to  be  furnished  by  or  on  behalf  of  IGX  DE  or  iGambit  at  the  Effective  Time,  or  (C)  any  of

IGX  DE  or  iGambit  (or  any  of  their  respective  officers,  directors  or  shareholders)  asserts  any

Claim against  any of Duffy or  IGX NJ  (or  any of its  affiliates, representatives,  officers, directors or shareholders) that arises from any Released Claims (as defined in Section 6(c)(iii)); and

(ii)

all  Claims,  assessments,  judgments,  costs,  reasonable  attorneys’  fees  and expenses  of  any  nature  incident  to  any  liability  for  sales  Taxes  (x)  owing  from  iGambit  at  any time  and/or  (y)  resulting  from  operations  of  IGX  DE  at  any  time  prior  to  the  Closing  or  at  any time after the Effective Time; and

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(iii)      Claims,   assessments,   judgments,   costs,   reasonable   attorneys’   fees   and

expenses of any nature incident to any of the matters indemnified against pursuant to this Section

6(b), including,  without  limitation,  all  such  costs  and  expenses  incurred  in  the  defense  thereof or in the enforcement by IGX NJ and/or Duffy of any rights hereunder.

(c)

Mutual Releases.

(i)

Except   with   respect   to   the   obligations   set   forth   in   this   Agreement

(including without limitation the indemnification obligations of Duffy and IGX NJ under Section

6(a)),  and  effective  upon  the  Effective  Time,  IGX  DE  and  iGambit  hereby  fully  and  forever releases any and all claims, demands, actions, suits, obligations, debts, sums  of money, accounts,

covenants,   controversies,   agreements,   promises,   damages,   judgments,   breaches   of   contract,

breaches  of  duty,  acts,  omissions,  misfeasance,  malfeasance,  costs,  losses  and  expenses  of  every type,  kind,  nature,  description  or  character,  of  any  jurisdiction,  foreign  or  domestic,  known  or unknown,  whether  vicarious,  derivative,  or  direct,  that  IGX  DE  or  iGambit  ever  had,  may  now have,  or  hereafter  have  or  may  have,  in  law  or  equity,  against  Duffy  or  IGX  NJ,  and/or  any officer,  director,  agent,  representative,  employee,  parent,  subsidiary  or  other  affiliate  thereof,

relating  to,  or  arising  out  of,  the  Rescission,  or  the  operation  of  IGX  DE  from  the  Closing  (as defined in the Purchase Agreement) until the Effective Time.

(ii)

Except   with   respect   to   the   obligations   set   forth   in   this   Agreement

(including  without  limitation  the  indemnification  obligations  of  iGambit  and  IGX  DE  under

Section 6(b)), and effective upon the Effective Time, IGX NJ  and Duffy hereby fully and forever releases any and all claims, demands, actions, suits, obligations, debts, sums  of money, accounts,

covenants,   controversies,   agreements,   promises,   damages,   judgments,   breaches   of   contract,

breaches  of  duty,  acts,  omissions,  misfeasance,  malfeasance,  costs,  losses  and  expenses  of  every type,  kind,  nature,  description  or  character,  of  any  jurisdiction,  foreign  or  domestic,  known  or unknown,  whether  vicarious,  derivative,  or  direct,  that  IGX  NJ  or  Duffy  ever  had,  may  now have,  or  hereafter  have  or  may  have,  in  law  or  equity,  against  iGambit  or  IGX  DE,  and/or  any officer,  director,  agent,  representative,  employee,  parent,  subsidiary  or  other  affiliate  thereof,

relating  to,  or  arising  out  of,  the  Rescission,  or  the  operation  of  IGX  DE  prior  to  the  Closing  or after the Effective Time.

(iii)      Each  of  the  Parties  covenants  not  to  bring  any  Claim,  which  is  released pursuant  to  Section  6(c)(i)  or  (ii)  above  (a  “Released  Claim”)  against  any  released  Party  in  any capacity  before  any  court,  arbitrator  or  other  tribunal  in  any  jurisdiction,  whether  as  a  claim,  a

cross-claim  or  counterclaim.   Any  Party  released  as  provided  in  this  Section  6(c)  may plead  this

Agreement as a complete bar to any Released Claim brought in derogation of this covenant not to sue.

7.

Methods of Termination.

(a)

This  Agreement  may  be  terminated  and  the  transactions  contemplated  hereby  may be abandoned at any time prior to the Rescission:

(i)

by mutual written consent of the Parties;

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(ii)

by  any  Party,  if  a  governmental  authority  shall  have  issued  an  order,

decree  or  ruling  or  taken  any  other  action,  in  each  case  permanently  restraining,  enjoining  or otherwise  prohibiting  the  transactions  contemplated  by  this  Agreement,  and  such  order,  decree,

ruling or other action shall have become final and nonappealable;

(iii)      by IGX NJ or  Duffy,  at any time  when iGambit or  IGX  DE is in breach of any  of  its  covenants  pursuant  to  this  Agreement;  provided  that  such  breach  shall  not  have  been cured, in the case of a covenant, within ten (10) business days following receipt by the  breaching party of notice of such breach;

(iv)

by IGX DE or iGambit,  at any time when Duffy or  IGX NJ is in breach of any  of  its  covenants  pursuant  to  this  Agreement;  provided  that  such  breach  shall  not  have  been cured, in the case of a covenant, within ten (10) business days following receipt by the  breaching party of notice of such breach; or

(v)

by  any  Party,  if  the  Rescission  has  not  occurred  on  or  before  April  30,

2013;  provided, however,  that  the  right  to  terminate this  Agreement  shall  not  be  available  to  any

Party  whose  breach  of  this  Agreement  has  been  the  cause  of,  or  resulted  in,  the  failure  of  the

Rescission to occur on or before such date.

(b)

In  the  event  of  termination  of  this  Agreement,  this  Agreement  shall  immediately become  void  and  there  shall  be  no  liability hereunder  on  the  part  of  any Party  except  this  Section

7(b) and Sections 6, 8 and 9 shall remain in full force and effect.

(c)

Nothing  contained  in  this  Agreement  shall  relieve  any  Party  hereto  from  any liability for any fraud or any breach of any covenant contained herein, and the rights of the Parties to  pursue  all  remedies  for  any  such  fraud  or  breach  will  survive  such  termination  unimpaired.

Each Party’s right of termination under this Section 7 is in addition to any other rights it may have under  this  Agreement  or  otherwise,  and  the  exercise  of  a  right  of  termination  will  not  be  an election of remedies.

8.

Deposit;  Escrow.   Concurrently  with  the  execution  of  this  Agreement:   (a)  each  of  IGX

NJ,  Duffy,  iGambit  and  Roetzel  &  Andress  (the  “Escrow  Agent”)  shall  have  entered  into  an

Escrow  Agreement,  in  the  form  attached  hereto  as  Exhibit  E  (the  “Escrow  Agreement”);  and

(b) each  of  IGX  NJ,  Duffy,  IGX  DE and  iGambit  (as  applicable)  shall  execute and  deliver to  the

Escrow   Agent   to   hold   in   escrow   pursuant   to   the   terms   of   the   Escrow   Agreement   (i)   the

Rescission   Bill   of   Sale,   (ii)   the   Rescission   Assignment-Assumption   Agreement,   (iii)   the

Rescission    Assignment-Assumption    of    Lease,    (iv)    the    Mayo    Assignment-Assumption

Agreement   and   (v)   the   IGX   UK   Share   Transfer   Documents   (collectively,   the   “Escrowed

Documents”).    Furthermore,  on  or  before  April  2,  2013,  IGX  NJ  and/or  Duffy  shall  have

delivered:   (x)  to  the  Escrow  Agent  a  dollar  amount  equal  to  $200,000  (i.e.  the  Initial  iGambit

Payment  less the Deposit) to be held in escrow by the  Escrow Agent  pursuant  to the terms of the

Escrow  Agreement  (the  “Escrow  Funds”);  and  (y)  to  iGambit  $75,000  as  a  good  faith,  non-

refundable  deposit  (the  “Deposit”)  which  shall  be  credited  against  the  Initial  iGambit  Payment due  and  owing  from  IGX  NJ  and  Duffy  upon  Rescission.  The  Escrow  Agreement  shall  provide the  release  of the  Escrowed  Documents  to  IGX NJ  and  Duffy,  and  the  Escrow  Funds  to  iGambit

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as   payment   of   the   Initial   iGambit   Payment,   upon   written   notice   from   any   Party   that   the

conditions  for  Rescission  have  been  met  pursuant  to  this  Agreement.   Upon  termination  of  this

Agreement  pursuant  to  Section  6,  the  Escrowed  Documents  shall  be  returned  to  iGambit  and  be deemed  void  and  of  no  force  or  effect,  and  the  Escrow  Funds  and  Deposit  shall  be  returned  to

IGX NJ or Duffy.

9.

Miscellaneous.

(a)

Mutual  Construction.   The  Parties  hereby  mutually  acknowledge  and  represent

that   they   have   been   fully   advised   by   their   respective   legal   counsel   of   their   rights   and

responsibilities  under  this  Agreement,  that  they  have  read,  know  and  understand  completely  the

contents  hereof,  and  that  they  have  voluntarily  executed  the  same.    The  Parties  further  hereby

mutually acknowledge that they have had input  into the drafting of this Agreement  and, therefore,

this Agreement  shall not  be construed  for  or  against  any Party, but  rather shall be  given  a fair  and reasonable  interpretation,  based  on  the  plain  language  of  the  Agreement  and  the  expressed  intent of the Parties.

(b)

Entire   Agreement.      This   Agreement   constitutes   the   entire   agreement   and

understanding   between   the   Parties   relating   to   the   subject   matter   contained   herein,   and   this

Agreement  may  not  be  altered,  amended  or  modified  in  any  respect  whatsoever,  except  by  a writing duly executed by each of the Parties.

(c)

Further   Assurances.     The   Parties   agree   to   execute   and   deliver   such   other

agreements,   documents   or   instruments,   and   to   take   such   other   action,   as   may   reasonably

necessary  or  desirable  for  the  implementation  of  this  Agreement  and  the  consummation  of  the

transactions  hereby contemplated.   Notwithstanding the  above, in the  event  that  the Parties do not receive the  full benefits  of this Agreement  as  a result of a  government  agency or  regulatory board decision,  the  Parties  will  use  their  commercially  best  efforts  to  cause  all  of  the  IGX  DE  assets  to be  transferred  and  assigned  to  IGX  NJ  and  Duffy,  and  all  related  expenses  shall  be  borne  equally by the Parties.

(d)

Counterparts;   Electronic   Signatures.     This   Agreement   may  be   executed   in

several  counterparts,  each  of  which  shall  be  an  original,  so  that  all  of  which  taken  together  shall

constitute  one  and  the  same  instrument.    This  Agreement  may  also  be  executed  and  delivered

through  counterpart  signature  pages  transmitted  by  facsimile,  e-mail  or  other  electronic  means  or media.

(e)

Governing  Law.    This  Agreement  shall  be  interpreted  under,  and  construed  in accordance with, the laws of the State of Connecticut.

(f)

Rules  of  Usage.    In  this  Agreement,  unless  a  clear  intention  appears  otherwise:

(i) the  singular  number  includes  the  plural  number  and  vice  versa;  (ii) reference  to  any  person includes  such  person’s  successors  and  assigns  but,  if  applicable,  only  if  such  successors  and assigns  are  not  prohibited  by  this  Agreement,  and  reference  to  a  person  in  a  particular  capacity excludes  such  person  in  any  other  capacity  or  individually;  (iii) reference  to  any  gender  includes

each   other   gender;   (iv) reference   to   any   agreement,   document   or   instrument   means   such

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agreement,  document  or  instrument  as  amended  or  modified  and  in  effect  from  time  to  time  in

accordance   with   the   terms   thereof;   (v) reference   to   any   law   means   such   law   as   amended,

modified,  codified,  replaced  or  reenacted,  in  whole  or  in  part,  and  in  effect  from  time  to  time,

including  rules  and  regulations  promulgated  thereunder;  (vi) “hereunder,”  “hereof,”  “hereto”  and words  of  similar  import  shall  be  deemed  references  to  this  Agreement  as  a  whole  and  not  to  any

particular  section   or   other   provision   hereof;  (vii) “including”   (and   with   correlative   meaning

“include”)  means  including  without  limiting  the  generality  of  any  description  preceding  such term; (viii) “or” is used in the inclusive sense of “and/or”; (ix) with respect to the determination of any  period  of  time,  “from”  means  “from  and  including”  and  “to”  means  “to  but  excluding”;

(x) references  to  documents,  instruments  or  agreements  shall  be  deemed  to  refer  as  well  to  all addenda,  schedules  or  amendments  thereto;  (xi) section  references  shall  be  deemed  to  refer  to  all subsections thereof, unless otherwise expressly indicated; and (xii) “person” means any individual or  any  corporation,  limited  liability  company,  association,  partnership,  limited  partnership,  trust or estate, or government (or any agency or political subdivision thereof), or other business or legal entity.

(g)

Attorney  Fees.    In  the  event  either  party  retains  the  services  of  an  attorney  or attorneys  to  enforce  the  terms  of this  Agreement  or to  file  or defend  any action  arising out  of  this

Agreement, then the  prevailing party in any such  action shall  be  entitled to recover from the  other party its  reasonable  fees  for attorneys,  plus  such  court  costs  and  expenses  as  may be  fixed  by any court of competent jurisdiction.

[Intentionally Left Blank – Signature Page Follows]

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[Signature Page to Rescission Agreement]

IN  WITNESS  WHEREOF,  and  in   agreement   herewith,  the   Parties  have   executed   and

delivered this Agreement as of the date set forth in the preamble hereof.

IGX GLOBAL INC.

By:________________________

Name:

Title:

________________________

Thomas Duffy

IGXGLOBAL CORP.

By:________________________

Name:

Title:

IGAMBIT INC.

By:________________________

Name:

Title:

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Schedule I

     Employment Agreement dated as of January 1, 2013 between IGX DE and Duffy

     $1,000,000 Promissory Note dated December 28, 2012 issued by IGX DE  to IGX NJ and

Duffy, and guaranteed by iGambit

     Bill  of  Sale  and  Assignment  dated  as  of  December  28,  2012  between  IGX  NJ  and  IGX

DE

     Assignment and Assumption Agreement dated as  of December 28, 2012 between IGX NJ and IGX DE

     Assignment  and  Assumption  of  Lease  dated  as  of  December  28,  2012  among  IGX  NJ,

IGX DE and Duffy

     Assignment  and  Assumption  of  Lease  dated  as  of  December  28,  2012  among  IGX  UK,

IGX DE and Duffy

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Schedule II



$60,000 paid to Keltic  Financial  Services for  Work Fee ($35,000) and Good Faith

Deposit ($25,000)



$25,000 paid to Frontrunner Consulting



$10,000 paid to MK appraisers for Valuation



$29,146  for  Robin  Mayo  payroll  and  expenses  ($17,182.76  net  pay,  $10,169.89 applicable payroll taxes, $1793.35 expense reimbursement)



$10,000 FML (Towards IGX DE portion of YE 2012 Audit Fees for 10K filing)

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Exhibit A

Form of Bill of Sale and Assignment

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Exhibit B

Form of Assignment and Assumption Agreement

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Exhibit C

Form of Assignment and Assumption of Lease

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Exhibit D

Form of Assignment and Assumption of Employment Agreement

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Exhibit E

Form of Escrow Agreement

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